UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number	811-01582

THE ENTERPRISE GROUP OF FUNDS, INC.

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas New York, New York 10104
(Address of principal executive offices)

PATRICIA LOUIE, ESQ. Vice President and Associate General Counsel AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104
(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ. Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, NW Washington, D.C. 20006-1600 Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 - October 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Enterprise Group of

Funds, Inc.

2007 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

THE ENTERPRISE GROUP OF FUNDS, INC.

ANNUAL REPORT

October 31, 2007

Table of Contents

• Performance Results and Commentary (Unaudited)

Notes on Performance	2

AXA Enterprise Growth Fund	3

• Portfolio of Investments	5

• Financial Statements	7

• Notes to Financial Statements	12

• Report of Independent Registered Public Accounting Firm	21

• Approvals of Investment Management Agreement (Unaudited)	22

• Federal Income Tax Information (Unaudited)	25

• Management of the Corporation (Unaudited)	26

• Proxy Voting and Quarterly Portfolio Holdings Information (Unaudited)	28

NOTES ON PERFORMANCE

Total Returns

Performance of the AXA Enterprise Growth Fund shown on the following pages compares the fund’s performance to that of a broad-based securities index. Performance information is as of the date shown and represents past performance and is not indicative of future results. Investment return and principal value of an investment in the fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that shares may be worth more or less at redemption or withdrawal than at original purchase. Market volatility and interest rate changes, among other factors, can significantly affect the fund’s short-term returns.

Fund performance reflects the deduction of management fees and other fund expenses. All results include reinvested dividends and capital gains distributions. Standardized returns also reflect the deduction of maximum sales charges that apply to each class of shares and that were in effect during the reporting period. The expenses of the AXA Enterprise Growth Fund are currently being waived or reimbursed so that the total fund expense does not exceed a certain limit. Without this expense limit, the total return of this fund would have been lower.

For the AXA Enterprise Growth Fund, the maximum front-end sales charge for Classes A shares in effect during the reporting period was 4.75% of offering price. Class B shares were subject to a maximum contingent deferred sales charge equal to 5% in year one, 4% in year two, 4% in year three, 3% in year four, 2% in year five and 1% in year six. Class C shares were subject to a 1% contingent deferred sales charge if redeemed within 12 months of purchase. Class Y shares are sold at net asset value and do not have a front-end sales charge or a deferred sales charge.

Growth of $10,000 Investment

The Growth of $10,000 Investment Charts shown for the fund illustrates the total value of an assumed investment in Class A shares of the fund of The Enterprise Group of Funds, Inc. The periods illustrated are for a 10 year period through October 31, 2007. These results assume reinvestment of dividends and capital gains. The returns for the fund’s Class A (which is shown in the chart), Class B and Class C shares are lower than the Class Y shares because these other shares have higher total expenses. In addition, unlike Class A, Class B and Class C shares, Class Y shares do not have any sales charges. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

Russell 1000® Growth Index

This index contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

AXA ENTERPRISE GROWTH FUND

FUND ADVISER

•	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/97–10/31/07

Investment in Class A Shares

Annualized Total Returns as of 10/31/07 Without Sales Charges

	1 Year	5 Years	10 Years
Class A Shares	25.53%	10.31%	5.40%
Class B Shares	24.76	9.70	4.93
Class C Shares	24.77	9.70	4.82
Class Y Shares	26.04	10.82	5.92
Russell 1000 Growth Index	19.23	12.61	4.81

Annualized Total Returns as of 10/31/07 With Sales Charges

	1 Year	5 Years	10 Years
Class A Shares	19.54%	9.24%	4.89%
Class B Shares	19.76	9.42	4.93
Class C Shares	23.77	9.70	4.82
Russell 1000 Growth Index	19.23	12.61	4.81

Annualized Total Returns as of 9/30/07 With Sales Charges

	1 Year	5 Years	10 Years
Class A Shares	17.41%	9.47%	4.00%
Class B Shares	17.57	9.64	4.04
Class C Shares	21.56	9.91	3.93
Russell 1000 Growth Index	19.35	13.84	4.06

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 25.53% for the year ended October 31, 2007. The Fund’s benchmark, the Russell 1000 Growth Index, returned 19.23% over the same period.

Fund Highlights

Fiscal Year Ended October 31, 2007

What helped performance over the year

•	An overweight position in the Energy sector was a positive contributor to performance with particularly strong performance from Schlumberger Ltd., Devon Energy Corp., and Baker Hughes, Inc.

•	Underweight positions relative to the benchmark in the Consumer Discretionary and Financial Services sectors were positives for the Fund.

•

Increased weightings in the Health Care and Information Technology sectors where stock selection was an important contributor to performance. Significant performers included Research In Motion Ltd., Apple, Inc., Google, Inc., Stryker Corp., and Abbott Laboratories.

•

An overweighting relative to the benchmark in Consumer Staples contributed positively to performance. Stock selection in this sector was also additive to performance, especially Coca Cola Co., Costco Warehouse Corp., and Colgate Palmolive Co.

What hurt performance over the year

•	An underweight position relative to the benchmark in the Materials sector was a drag on performance during the period.

•	A relative underweight position in the Financials sector along with weak stock selection detracted from performance.

•

On an individual stock basis, Starkbucks Corp. (Consumer Discretionary) was the leading detractor from performance. McGraw Hill Cos. (Consumer Discretionary) and Genentech, Inc. (Health Care) also held back the Fund’s performance.

AXA ENTERPRISE GROWTH FUND

Advisor Summary

The Fund’s performance was achieved in an environment of increased volatility due to concerns with high energy prices, declines in housing activity, turmoil in the subprime mortgage market and a more challenging corporate profits environment. The Federal Reserve’s aggressive action in lowering both the Federal funds rate and the discount rate reduces the downside risk in the economy but a protracted decline in housing activity and ongoing anxiety in the financial markets may cause consumer and business spending to increase at more moderate rates. We believe the global economy will continue to achieve good growth, resulting in higher net exports and further gains in industrial activity for the U.S. economy. The stocks of these global companies appear to be attractively valued and their earnings growth may become increasingly attractive in the more challenging corporate profit environment that seems to be developing. Due to their product mix, we believe their domestic-based earnings could do relatively well in a slower-growing U.S. economy. In our opinion, they are well positioned to benefit from better growth prospects abroad and a lower dollar.

Sector Weightings as of 10/31/07	% of Net Assets
Information Technology	28.5%
Consumer Staples	20.2
Health Care	18.8
Energy	15.3
Industrials	8.2
Consumer Discretionary	6.1
Financials	2.7
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Corporation), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07 - 10/31/07
Class A
Actual	$1,000.00	$1,190.40	$8.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13
Class B
Actual	1,000.00	1,186.80	11.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class C
Actual	1,000.00	1,186.90	11.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class Y
Actual	1,000.00	1,192.70	6.36
Hypothetical (5% average Annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.60%, 2.15%, 2.15%, and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.1%)
Hotels, Restaurants & Leisure (3.5%)
McDonald’s Corp.	460,342	$27,482,417

Textiles, Apparel & Luxury Goods (2.6%)
NIKE, Inc., Class B	318,425	21,098,841

Total Consumer Discretionary		48,581,258

Consumer Staples (20.2%)
Beverages (8.1%)
Coca-Cola Co.	593,155	36,633,253
PepsiCo, Inc.	380,241	28,031,366

		64,664,619

Food & Staples Retailing (6.4%)
Costco Wholesale Corp.	336,744	22,649,402
CVS Caremark Corp.	677,700	28,307,529

		50,956,931

Household Products (5.7%)
Colgate-Palmolive Co.	156,217	11,914,670
Procter & Gamble Co.	487,096	33,862,914

		45,777,584

Total Consumer Staples		161,399,134

Energy (15.3%)
Energy Equipment & Services (10.4%)
Baker Hughes, Inc.	293,027	25,411,301
Halliburton Co.	610,466	24,064,570
Schlumberger Ltd.	343,440	33,166,001

		82,641,872

Oil, Gas & Consumable Fuels (4.9%)
Devon Energy Corp.	170,628	15,936,655
Exxon Mobil Corp.	254,500	23,411,455

		39,348,110

Total Energy		121,989,982

Financials (2.7%)
Consumer Finance (2.7%)
American Express Co.	355,731	21,681,804

Total Financials		21,681,804

Health Care (18.8%)
Biotechnology (1.9%)
Gilead Sciences, Inc.*	322,341	14,888,930

Health Care Equipment & Supplies (3.1%)
Stryker Corp.	355,038	25,207,698

Pharmaceuticals (13.8%)
Abbott Laboratories	470,044	25,673,803
Allergan, Inc.	382,341	25,838,605
Merck & Co., Inc.	609,652	35,518,326
Schering-Plough Corp.	756,500	23,088,380

		110,119,114

Total Health Care		150,215,742

Industrials (8.2%)
Electrical Equipment (4.0%)
Emerson Electric Co.	607,546	31,756,430

Industrial Conglomerates (4.2%)
General Electric Co.	816,088	33,590,182

Total Industrials		65,346,612

Information Technology (28.5%)
Communications Equipment (9.8%)
Cisco Systems, Inc.*	672,938	22,247,330
QUALCOMM, Inc.	641,669	27,418,516
Research In Motion Ltd.*	228,142	28,405,961

		78,071,807

Computers & Peripherals (6.8%)
Apple, Inc.*	145,121	27,565,734
Hewlett-Packard Co.	513,155	26,519,850

		54,085,584

Internet Software & Services (4.8%)
Google, Inc., Class A*	54,317	38,402,119

IT Services (1.9%)
Paychex, Inc.	353,056	14,750,680

Semiconductors & Semiconductor Equipment (3.2%)
Intel Corp.	960,033	25,824,888

Software (2.0%)
Electronic Arts, Inc.*	265,019	16,197,961

Total Information Technology		227,333,039

Total Common Stocks (99.8%)
(Cost $627,876,238)		796,547,571

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (1.0%)
JPMorgan Chase Nassau
4.28%, 11/1/07
(Amortized Cost $7,610,274)	$7,610,274	7,610,274

Total Investments (100.8%)
(Cost/Amortized Cost $635,486,512)		804,157,845
Other Assets Less Liabilities (-0.8%)		(6,020,464)

Net Assets (100%)		$798,137,381

*	Non-income producing.

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2007

Investment security transactions for the year ended October 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$615,476,700
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,117,915,950

As of October 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,475,572
Aggregate gross unrealized depreciation	(877,843)

Net unrealized appreciation	$168,597,729

Federal income tax cost of investments	$635,560,116

For the year ended October 31, 2007, the Portfolio incurred approximately $27,000 as brokerage commissions with Sanford C. Bernstein & Co., an affiliated broker/dealer.

The Fund utilized net capital loss carryforward of $91,094,666 during 2007.

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS
Investments at value (Cost $635,486,512)	$804,157,845
Receivable for Fund shares sold	3,479,035
Receivable for securities sold	3,320,261
Dividends, interest and other receivables	648,160
Other assets	21,287

Total assets	811,626,588

LIABILITIES
Payable for securities purchased	6,419,120
Payable for Fund shares redeemed	5,109,617
Investment management fees payable	478,798
Directors’ fees payable	240,879
Distribution fees payable	78,679
Administrative fees payable	36,701
Recoupment fees payable	30,130
Accrued expenses	1,095,283

Total liabilities	13,489,207

NET ASSETS	$798,137,381

Net assets were comprised of:
Paid in capital	$555,976,914
Accumulated net investment loss	(2,419)
Accumulated undistributed net realized gain	73,491,553
Unrealized appreciation on investments	168,671,333

Net assets	$798,137,381

Class A
Net asset value and redemption price per share, $503,270,107 / 22,052,981 shares outstanding (200,000,000 shares authorized: $0.001 par value)	$22.82
Maximum sales charge (4.75% of offering price)	1.14

Maximum offering price to public	$23.96

Class B
Net asset value and offering price per share, $157,466,168 / 7,443,798 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$21.15

Class C
Net asset value and offering price per share, $97,209,898 / 4,529,642 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$21.46

Class Y
Net asset value, offering and redemption price per share, $40,191,208 / 1,660,691 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$24.20

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

INVESTMENT INCOME
Dividends	$11,393,602
Interest	421,872
Securities lending (net)	46,792

Total income	11,862,266

EXPENSES
Investment management fees	6,601,543
Transfer agent fees	2,484,950
Administrative fees	497,949
Directors’ fees	482,317
Printing and mailing expenses	145,811
Professional fees	125,395
Custodian fees	40,050
Distribution fees - Class A	2,603,632
Distribution fees - Class B	1,770,198
Distribution fees - Class C	1,070,504
Miscellaneous	467,289

Gross expenses	16,289,638
Less: Waiver from investment advisor	(424,678)
Fees paid indirectly	(264,261)

Net expenses	15,600,699

NET INVESTMENT LOSS	(3,738,433)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	164,857,336
Net change in unrealized appreciation on securities	28,178,514

NET REALIZED AND UNREALIZED GAIN	193,035,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$189,297,417

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,738,433)	$(5,290,854)
Net realized gain on investments	164,857,336	98,964,061
Net change in unrealized appreciation (depreciation) on investments	28,178,514	(7,375,676)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	189,297,417	86,297,531

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,930,093 and 8,036,680 shares, respectively ]	116,323,684	140,575,853
Capital shares redeemed [ (24,334,622) and (18,141,046) shares, respectively ]	(469,927,558)	(316,157,946)

Total Class A transactions	(353,603,874)	(175,582,093)

Class B
Capital shares sold [ 2,086,181 and 837,607 shares, respectively ]	38,254,221	13,678,098
Capital shares redeemed [ (7,168,366) and (7,389,247) shares, respectively ]	(129,936,008)	(120,612,425)

Total Class B transactions	(91,681,787)	(106,934,327)

Class C
Capital shares sold [ 607,485 and 668,977 shares, respectively ]	11,247,040	11,066,963
Capital shares redeemed [ (3,820,359) and (3,206,032) shares, respectively ]	(69,280,620)	(53,022,234)

Total Class C transactions	(58,033,580)	(41,955,271)

Class Y
Capital shares sold [ 383,385 and 596,416 shares, respectively ]	7,852,557	10,957,043
Capital shares redeemed [ (1,278,202) and (825,524) shares, respectively ]	(25,936,184)	(15,125,158)

Total Class Y transactions	(18,083,627)	(4,168,115)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(521,402,868)	(328,639,806)

TOTAL DECREASE IN NET ASSETS	(332,105,451)	(242,342,275)
NET ASSETS:
Beginning of year	1,130,242,832	1,372,585,107

End of year (a)	$798,137,381	$1,130,242,832

(a) Includes accumulated net investment loss of	$(2,419)	$(2,771)

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,			Ten Months Ended October 31,	Year Ended December 31,
Class A	2007(c)	2006(c)	2005(c)(d)	2004(c)	2003(c)	2002(c)
Net asset value, beginning of period	$18.18	$16.91	$15.61	$15.86	$13.64	$17.78

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.06)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	4.69	1.32	1.36	(0.20)	2.25	(4.09)

Total from investment operations	4.64	1.27	1.30	(0.25)	2.22	(4.14)

Redemption Fees	— #	— #	— #	—	—	—

Net asset value, end of period	$22.82	$18.18	$16.91	$15.61	$15.86	$13.64

Total return (b)†	25.53%	7.51%	8.33%	(1.58)%	16.28%	(23.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$503,270	$735,635	$855,181	$961,077	$960,098	$689,196
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.60%	1.60%	1.55%	1.55%	1.58%
After waivers and fees paid indirectly (a)	1.57%	1.59%	1.59%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.65%	1.63%	1.61%	1.55%	1.55%	1.58%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.29)%	(0.28)%	(0.35)%	(0.35)%	(0.18)%	(0.30)%
After waivers and fees paid indirectly (a)	(0.26)%	(0.26)%	(0.34)%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.34)%	(0.31)%	(0.36)%	(0.35)%	(0.18)%	(0.30)%
Portfolio turnover rate (e)	68%	68%	51%	41%	38%	43%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	$—	* *	* *	* *

	Year Ended October 31,			Ten Months Ended October 31,	Year Ended December 31,
Class B	2007(c)	2006(c)	2005(c)(d)	2004(c)	2003(c)	2002(c)
Net asset value, beginning of period	$16.96	$15.86	$14.72	$15.03	$13.00	$17.04

Income (loss) from investment operations:
Net investment loss	(0.15)	(0.13)	(0.14)	(0.11)	(0.10)	(0.13)
Net realized and unrealized gain (loss)on investments	4.34	1.23	1.28	(0.20)	2.13	(3.91)

Total from investment operations	4.19	1.10	1.14	(0.31)	2.03	(4.04)

Redemption Fees	— #	— #	— #	—	—	—

Net asset value, end of period	$21.15	$16.96	$15.86	$14.72	$15.03	$13.00

Total return (b)†	24.76%	6.94%	7.74%	(2.06)%	15.62%	(23.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$157,466	$212,405	$302,576	$391,307	$461,562	$426,757
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.15%	2.10%	2.10%	2.12%
After waivers and fees paid indirectly (a)	2.12%	2.14%	2.14%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%	2.16%	2.10%	2.10%	2.12%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.84)%	(0.82)%	(0.90)%	(0.90)%	(0.73)%	(0.85)%
After waivers and fees paid indirectly (a)	(0.81)%	(0.81)%	(0.89)%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.89)%	(0.85)%	(0.91)%	(0.90)%	(0.73)%	(0.85)%
Portfolio turnover rate (e)	68%	68%	51%	41%	38%	43%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	$—	* *	* *	* *

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

AXA ENTERPRISE GROWTH FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,				Ten Months Ended October 31,	Year Ended December 31,
Class C	2007(c)	2006(c)		2005(c)(d)	2004(c)	2003(c)	2002(c)
Net asset value, beginning of period	$17.20	$16.08		$14.93	$15.24	$13.18	$17.27

Income (loss) from investment operations:
Net investment loss	(0.15)	(0.13)		(0.14)	(0.11)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	4.41	1.25		1.29	(0.20)	2.16	(3.96)

Total from investment operations	4.26	1.12		1.15	(0.31)	2.06	(4.09)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$21.46	$17.20		$16.08	$14.93	$15.24	$13.18

Total return (b)†	24.77%	6.97%		7.70%	(2.03)%	15.63%	(23.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97,210	$133,147		$165,338	$195,473	$211,086	$174,419
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%		2.15%	2.10%	2.10%	2.13%
After waivers and fees paid indirectly (a)	2.12%	2.14%		2.14%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%		2.16%	2.10%	2.10%	2.13%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.84)%	(0.83)%		(0.90)%	(0.90)%	(0.73)%	(0.85)%
After waivers and fees paid indirectly (a)	(0.81)%	(0.81)%		(0.89)%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.89)%	(0.86)%		(0.91)%	(0.90)%	(0.73)%	(0.85)%
Portfolio turnover rate (e)	68%	68%		51%	41%	38%	43%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01		$—	* *	* *	* *

	Year Ended October 31,				Ten Months Ended October 31,	Year Ended December 31,
Class Y	2007(c)	2006(c)		2005(c)(d)	2004(c)	2003(c)	2002(c)
Net asset value, beginning of period	$19.20	$17.77		$16.33	$16.53	$14.15	$18.37

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03		0.02	0.01	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	4.96	1.40		1.42	(0.21)	2.42	(4.24)

Total from investment operations	5.00	1.43		1.44	(0.20)	2.38	(4.22)

Redemption fees	— #	—		— #	—	—	—

Net asset value, end of period	$24.20	$19.20		$17.77	$16.33	$16.53	$14.15

Total return (b)	26.04%	8.05%		8.82%	(1.21)%	16.82%	(22.97)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$40,191	$49,056		$49,490	$56,861	$56,846	$41,255
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%		1.15%	1.10%	1.10%	1.13%
After waivers and fees paid indirectly (a)	1.12%	1.14%		1.14%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.20%	1.18	%(d)	1.16%	1.10%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.15%	0.17%		0.10%	0.10%	0.27%	0.15%
After waivers and fees paid indirectly (a)	0.18%	0.18%		0.11%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.11%	0.13%		0.09%	0.10%	0.27%	0.15%
Portfolio turnover rate (e)	68%	68%		51%	41%	38%	43%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$—	* *	* *	* *

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

FINANCIAL HIGHLIGHTS — (Concluded)

**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income (loss) and capital changes per share are based on daily average shares outstanding.
(d)	Reflects overall fund ratios adjusted for class specific expenses.
(e)	Portfolio turnover rate for periods less than one year are not annualized.

See Notes to Financial Statements.

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

Note 1 Organization and Significant Accounting Policies

The Enterprise Group of Funds, Inc. (“EGF” or “Corporation”) is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with one Fund (the “Fund”). The investment manager to the Fund is Enterprise Capital Management, Inc. (“Enterprise” or “Manager”). The day-to-day portfolio management of the Fund is provided by an investment sub-adviser (“Adviser”) selected by the AXA Equitable Life Insurance Company (“AXA Equitable”).

Under EGF’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to EGF. In addition, in the normal course of business, EGF enters into contracts with vendors and others that provide for general indemnifications. EGF’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against EGF. However, based on experience, EGF and management expect that risk of loss to be remote.

During the reporting period, the Fund had four classes of shares outstanding: Class A, Class B, Class C and Class Y. Under EGF’s multiple class distribution system, all classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan.

The investment objective of the Fund is as follows:

AXA Enterprise Growth Fund (advised by Montag & Caldwell, Inc.) — Capital appreciation.

The following is a summary of the significant accounting policies of EGF:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Board of Directors (“Directors”).

Pursuant to procedures approved by the Directors, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected, as by a method approved by the Directors, in EGF’s calculation of net asset values for the Fund when EGF’s Manager deems that the particular event or circumstance would materially affect the Fund’s net asset value.

Distributions of capital gains, if any, from the Fund are made at least annually. Dividends from net investment income, if any, for the Fund are declared and paid at least annually. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on debt securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to the Fund or class are charged to that Fund or class. Expenses of EGF not attributable to the Fund or class are charged to the Fund or class in proportion to the average net assets of the Fund or other appropriate allocation methods. Custodian fees for the Fund are shown gross of any expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Fund under certain directed brokerage arrangements. The Fund may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Fund. These amounts, if any, are reported in the Statements of Operations.

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of EGF are kept in U.S. dollars. Foreign currency amounts, if any, are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Fund books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Taxes:

EGF intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of the Fund. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for the Fund. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Fund to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. The tax composition of distributed and undistributed income and gains for the years ended October 31, 2007 and October 31, 2006, were as follows:

	Year Ended October 31, 2007				Year Ended October 31, 2006
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Enterprise Growth Fund	$—	$—	$—	$73,565,157	$—	$—	$—	$—

Permanent book and tax differences resulted in reclassifications to accumulated net investment loss, accumulated net realized gain and paid-in capital at October 31, 2007, as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid in Capital
AXA Enterprise Growth Fund	$3,738,785	$—	$(3,738,785)

Fees Paid Indirectly:

For the Fund, the Directors have approved the payment of certain EGF expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended October 31, 2007, the Fund reduced expenses under these arrangements as follows:

Fund:	Amount
AXA Enterprise Growth Fund	$264,261

Securities Lending:

For the Fund, the Directors have approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Fund securities will be continuously secured by collateral in cash or high grade and liquid debt securities at least equal at

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

all times to the market value of the security loaned. The securities loaned are marked to market on a daily basis to ensure the collateral is sufficient. JPMorgan will indemnify the Fund from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Fund and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income.

Illiquid Securities:

At times, the Fund may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Fund will be able to do so. In addition, the Fund may incur certain costs related to the disposition of such securities. Any securities that Enterprise has deemed to be illiquid have been denoted as such in the Portfolios of Investments.

Repurchase Agreements:

The Fund may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which the Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one business day) and price. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Fund’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Options Written:

The Fund may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. The Fund may purchase and sell exchange traded options on foreign currencies. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, the Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. The Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Fund, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

The Fund may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will designate the segregation, either on its records or with EGF’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Fund are agreements to buy or sell a financial instrument for a set price in the future. The Fund may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Fund’s securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund enters into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. The Fund had no futures contracts outstanding at October 31, 2007.

The Fund may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if it designates the segregation, either on its records or with EGF’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

The Fund may purchase foreign currency on a spot (or cash) basis. In addition, the Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

foreign currency transactions in the Statements of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with EGF’s custodian, of cash or other liquid obligations. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by EGF’s Board of Directors. Swaps agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. The Fund had no swap contracts outstanding at October 31, 2007.

Special Valuation/Concentration Risks:

Foreign denominated assets, if any, held by the Fund, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

The Fund may invest a high percentage of its assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 2 Management of EGF

The Fund is charged investment management fees by the Manager for furnishing advisory and administrative services. The management fees are equal to the following annual percentages of average daily net assets for the Fund:

		Management Fees
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Enterprise Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%

Note 3 Administrative Fees

Pursuant to a Mutual Fund Service Agreement, AXA Equitable provides EGF with certain fund accounting and compliance services. For these services, EGF pays AXA Equitable a fee at an annual rate of 0.055% of EGF’s total average daily net assets.

Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Corporation with certain administrative services, including monitoring of fund compliance and fund accounting services.

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Note 4 Custodian Fees

JPMorgan Chase Bank, N.A. (“JPMorgan”), an affiliate of JP Morgan Worldwide Securities Services, serves as custodian of the Fund’s portfolio securities and other assets under a Custody Agreement. The Custody Agreement provides for fees based on the amount of transactions and the asset holdings of the Fund. Under the terms of the Custody Agreement between EGF and JPMorgan, JPMorgan maintains cash, securities and other assets of the Fund. JPMorgan is also required, upon the order of the Corporation, to deliver securities held by JPMorgan, and make payments for securities purchased by the Corporation. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Transfer Agent Fees

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the Corporation. BFDS provides shareholder services for the Corporation. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the Fund to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.

Note 6 Distribution Plan

Enterprise Fund Distributors, Inc., (the “Distributor”) a direct wholly-owned subsidiary of Enterprise, serves as the principal underwriter for shares of EGF. EGF has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Distributor’s Agreement and Plan of Distribution (the “Plan”). The Plan provides that the Fund pays an annual distribution fee, accrued daily and payable monthly, of 0.45% of its average daily net assets for Class A shares and 1.00% for Class B shares and Class C shares. Class Y shares are not included in the Plan and the Fund pays no distribution fees with respect to those shares.

The Distributor uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with the Distributor. For the year ended October 31, 2007, the Fund was advised that the Distributor incurred approximate distribution fees of $469,016 payable to AXA Advisors LLC.

For the year ended October 31, 2007, the Fund was advised that portions of EGF sales charges paid to AXA Advisors LLC, a wholly-owned subsidiary of AXA Financial, Inc. and affiliate of AXA Equitable and Enterprise, were $190,259.

The Distributor received sales charges on the Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class B and Class C shares. The Distributor has advised the Fund that for the year ended October 31, 2007, the proceeds retained from sales and redemptions are as follows:

	Class A		Class B	Class C
	Front end Sales charge	Contingent deferred Sales charge	Contingent deferred Sales charge	Contingent deferred Sales charge
AXA Enterprise Growth Fund	$—	$41,315	$456,305	$18,664

Sales loads and contingent deferred sales charges imposed on purchases and redemption of Fund shares are retained by the Corporation’s Distributors and do not represent expenses of the Fund.

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Note 7 Redemption Fees

EGF charges a 2% redemption fee on exchanges or redemptions done within one month of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the year ended October 31, 2007, redemption fees charged and collected by the Fund were as follows:

	Class A	Class B	Class C	Class Y
AXA Enterprise Growth Fund	$6,881	$2,226	$—	$4,201

Note 8 Expense Limitation

Pursuant to a contract, Enterprise has agreed to make payments or waive its fees to limit the expenses of the Fund through February 28, 2008 (“Expense Limitation Agreement”). Enterprise may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and Enterprise has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The expenses for the Fund are currently limited to the following based on annual average daily net assets:

	Class A	Class B	Class C	Class Y
AXA Enterprise Growth Fund	1.60%	2.15%	2.15%	1.15%

During the year ended October 31, 2007, the Manager received a total of $131,686 in reimbursement for the Fund. At October 31, 2007, under the Expense Limitation Agreement, the amount that would be recoverable from the Fund is as follows:

	Amount Eligible through October 31,			Total Eligible for Reimbursement
	2008	2009	2010
AXA Enterprise Growth Fund	$—	$451,575	$556,364	$1,007,939

Note 9 Transactions with Affiliates

The Manager is a wholly-owned subsidiary of AXA Financial, Inc., the parent company of AXA Equitable. At October 31, 2007, AXA Equitable and its subsidiaries and affiliates held investments in the Fund as follows:

Percentage of Ownership
AXA Enterprise Growth Fund	0.2%

Note 10 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”(the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. EGF has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15,

THE ENTERPRISE GROUP OF FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — (Concluded)

October 31, 2007

2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. EGF is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Note 11 Subsequent Events

AXA Financial, Inc., the parent company of Enterprise, the adviser for EGF, has entered into an agreement with Goldman Sachs Asset Management, L.P., to reorganize certain assets of its retail mutual fund business.

In connection with the agreement, in December 2006, the Board of Directors of EGF approved the reorganization of the AXA Enterprise Growth Fund into the Goldman Sachs Capital Growth Fund (“Capital Growth Fund”) advised by Goldman Sachs Asset Management, L.P.

At a shareholder meeting held on December 6, 2007, the shareholders voted to approve (1) the transfer of substantially all of the assets of the AXA Enterprise Growth Fund to the Capital Growth Fund in exchange solely for shares of the designated classes of the Capital Growth Fund and its assumption of substantially all of the liabilities of the AXA Enterprise Growth Fund; and (2) the distribution of those shares to the shareholders of the AXA Enterprise Growth Fund in liquidation thereof.

For	Against	Abstaining
24,438,989	953,982	1,251,172

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Enterprise Group of Funds, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AXA Enterprise Growth Fund (a fund constituting the Enterprise Group of Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 11, the Shareholders voted to approve a reorganization, pursuant to which the Fund’s net assets have been acquired.

PricewaterhouseCoopers LLP

New York, New York

December 14, 2007

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX MONTHS ENDED OCTOBER 31, 2007 (UNAUDITED)

During the six-month period ended October 31, 2007, the Board of Directors (the “Board”) of The Enterprise Group of Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Corporation (the “Independent Directors”), unanimously approved the renewal of the Investment Adviser’s Agreement with Enterprise Capital Management, Inc. (the “Manager”) (the “ECM Management Agreement”) with respect to the AXA Enterprise Growth Fund (the “Fund”). The Board also unanimously approved the renewal of the Investment Advisory Agreement (the “Subadvisory Agreement”) between the Manager and Montag & Caldwell, Inc. (“Montag” or the “Subadviser”) with respect to the Growth Fund and re-approved the Subadvisory Agreement with Montag with respect to the Growth Fund following a change of control of Montag, which resulted in an automatic termination of the Subadvisory Agreement.

In approving the ECM Management Agreement and the Subadvisory Agreements (collectively, the “Agreements”), the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including, as applicable: (1) the nature, quality and extent of the services provided to the Fund by the Manager, the Subadviser and their respective affiliates; (2) the performance of the Fund as compared to a peer group and, as applicable, an appropriate benchmark; (3) the level of the Fund’s management and subadvisory fees; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses; (6) the Manager’s and the Subadviser’s investment process, personnel and operations; (7) the Manager’s and the Subadviser’s financial condition; (8) the adequacy of the Manager’s and the Subadviser’s compliance programs and records; (9) the “fall out” benefits to be realized by the Manager, the Subadviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Subadviser and their respective affiliates from their relationship with the Fund); and (10) possible conflicts of interest. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board, among other things, received information, in advance of the meeting at which the renewals were made, from the Manager and the Subadviser regarding the factors set forth above and met with representatives of the Manager to discuss the Agreements. The Board received, and primarily considered, the most current information available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding the Fund provided to them on a periodic basis throughout the year. The Independent Directors were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature, extent and quality of the services provided by the Manager and the Subadviser to the Fund, considered the Manager’s and the Subadviser’s experience in serving as an investment adviser for the Fund and for funds similar to the Fund it advises. The Board noted the responsibilities of the Manager to the Corporation and the Fund. In particular, the Board considered that the Manager is responsible for the search, selection and monitoring of the Subadviser, oversight of compliance with Fund policies and objectives, as well as oversight of compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Fund.

The Board also noted the responsibilities of the Subadviser to the Fund. In particular, the Board considered that the Subadviser is responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed information regarding the Subadviser’s investment process and the background of the portfolio manager of the Subadviser who provides services to the Fund. The Board also reviewed information regarding the adequacy of the Manager’s and the Sub-adviser’s compliance programs and their results. Further, the Board reviewed financial information regarding the Manager and the Subadviser.

The Board also received information regarding the short-, intermediate- and long-term performance of the Fund relative to its primary benchmark and peer group. The Board generally considered long-term performance to be more important in its evaluation than short-term performance. The Board considered that the Class Y shares of the Fund generally had outperformed the Fund’s primary benchmark for the ten-year period ended on June 30, 2007, but had underperformed its primary benchmark for the one- and five-year periods ended on that date. The Board also considered that the Growth Fund’s performance was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended June 30, 2007, but was in the fourth quartile for the five-year period ended on that date. The Board discussed the Fund’s performance with the Manager and determined that the Fund’s long-term performance was reasonable, but that it would closely monitor the Fund’s performance given the performance results over shorter periods of time.

The Board reviewed the fees payable under each Agreement. The Board examined the management fees paid by the Fund in light of fees charged by the Manager to similar funds it manages and similar retail funds that are advised by other investment advisers. The Board also reviewed and considered that the Fund’s management fee structure has breakpoints that provide a reduction of the applicable management fee rate as assets increase. The Board further considered the quality and level of services provided and the Manager’s responsibilities to each Fund. In connection with the annual renewal of the Agreements, the Board also considered a report provided by Lipper Inc., an independent third party company, containing information regarding the management fee (including the administration fee) and the total expense ratio for the Fund relative to the median management fee and expense ratios of its peer group. The Board considered that the management fee paid by the Fund is slightly higher than the median management fee of its peer group and its total expense ratio for Class B shares is higher than the median total expense ratio of its peer group. The Board further considered that the Manager had undertaken contractual expense limitations with respect to the Fund, which are subject to renewal by the Board and the Manager on an annual basis. In addition, the Board evaluated the Manager’s costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board determined that the Manager’s management fee and profitability and the Fund’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Fund than the Subadviser’s costs and profitability. The Board also examined the advisory fees paid with respect to the Fund in light of the fees paid by similar funds advised by the Subadviser.

As part of its evaluation of the Manager’s and the Subadviser’s compensation, the Board considered other benefits that may be realized by the Manager, the Subadviser and their respective affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that AXA Equitable Life Insurance Company, an affiliate of the Manager, serves as the administrator for the Fund, receiving compensation for acting in this capacity. In addition, the Board recognized that one of the Manager’s affiliates, Enterprise Fund Distributors, Inc., serves as the underwriter for the Fund, and as such, receives Rule 12b-1 payments from the Fund with respect to its Class A, Class B and Class C shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale. Further, the Board recognized that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Fund in connection with the purchase and sale of fund securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution.

With respect to the Subadviser, the Board noted that the Subadviser, through its relationship as a sub-adviser to the Fund, may engage in soft dollar transactions. The Board received information regarding the Subadviser’s procedures for executing portfolio transactions for the Fund and the Subadviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the Subadviser may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Subadviser may sell, and earn sales commissions from sales of, shares of the Fund.

The Board also considered conflicts of interest that may arise between the Fund, the Manager and the Subadviser in connection with the services each provides to the Fund and the various relationships that they and their affiliates may have with the Fund. For example, actual or potential conflicts of interest may arise as a result of the Subadviser having responsibility for multiple accounts (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Subadviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also took into consideration the manner in which such conflicts are addressed by the Manager and Subadviser.

Based on these considerations, the Board was satisfied that: (1) the Fund was reasonably likely to benefit from the nature, extent and quality of the Manager’s and the Subadviser’s services; (2) the performance of the Fund has been reasonable in relation to the performance of its benchmark and peer group, but that it would closely monitor the Fund’s performance given the performance results over shorter periods of time; and (3) the Manager and the Subadviser’s compensation, including any direct and indirect benefits to be derived by them and their respective affiliates, is fair and reasonable. Based on the foregoing and the more detailed information provided to the Board in connection with the relevant meeting, the Board, including the Independent Directors, approved each Agreement with respect to the Fund.

Federal Income Tax Information (Unaudited)

For the year ended October 31, 2007, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return and Treasury income were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain	Treasury Income
Fund:
AXA Enterprise Growth Fund	—%	$—	$—	$—	—%

For the year ended October 31, 2007, the Fund below did not designate any amount of its 2007 ordinary income distributions (located in Box 1 of Form 1099-DIV) as qualifying dividend income (“QDI”).

MANAGEMENT OF THE CORPORATION (UNAUDITED)

The Board of Directors has the responsibility for the overall management of the Corporation and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with Delaware law and the stated policies of the Funds. The Board elects the officers of the Corporation who are responsible for administering the Corporation’s day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Directors and Officers

Name, Address and Year of Birth	Position(s) Held	Year of Election	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director†	Other Directorships
Non-Interested Parties:

Lawrence S. Kash Greenwich, CT 1941	Director	2005	From January 1998 to December 2005, Corporate Liason to all Mutual Fund Boards of The Dreyfus Corporation; from August 1994 to December 1997, The Dreyfus Corporation; from May 1993 to January 1999, President and Director of The Boston Company	2	None

William A. Mitchell, Jr., Atlanta, GA 1940	Director and Chairman	1987	Chairman Emeritus, Carter & Associates (real estate development)	2	None

Lonnie H. Pope, Macon, GA 1934	Director	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	2	None

Interested Parties:

Steven M. Joenk New York, NY 1958	President and Chief Executive Officer, Director	2004	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of ECM, co-chairman of EFD and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisors, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	111	None

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, The 787 Fund, Inc., EQ Advisors Trust and the Corporation.

Name, Address and Year of Birth	Position(s) Held	Year of Election	Principal Occupation(s) During Past 5 Years
Interested Parties: (Continued)

Patricia Louie, Esq. New York, NY 1955	Vice President and Secretary	2004	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and counsel of AXA Financial and AXA Equitable.

Joseph J. Paolo, New York, NY 1970	Chief Compliance Officer	2004	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable.

Brian E. Walsh, New York, NY 1968	Chief Financial Officer and Treasurer	June 2007	From September 2004 to May 2007, Vice President and Controller of the Corporation; from February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.

James D. Kelly, New York, NY 1968	Controller	June 2007	From March 2006 to present, Assistant Vice President of AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.

Alwi Chan, New York, NY 1974	Vice President	June 2007	From March 2007 to present, Vice President of AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President of AXA Financial and AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable; from June 1999 to November 2002, Senior Financial Analyst of AXA Equitable.

Patricia A. Cox, New York, NY 1958	Vice President and Anti-Money Laundering Compliance Officer	2005	From September 2001 to present, Senior Vice President of Operations for Enterprise Funds Distributors, Inc.

William T. MacGregor, Esq. New York, NY 1975	Vice President and Assistant Secretary	2006	From May 2007 to present, Assistant Vice President and Counsel and from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.

Armando Capasso, Esq. New York, NY 1974	Vice President and Assistant Secretary	December 2007	From September 2007 to present Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.

David Shagawat New York, NY 1974	Assistant Anti-Money Laundering Compliance Officer	September 2005	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP.

EGF—The Enterprise Group of Funds, Inc.

ECM—Enterprise Capital Management, Inc.

EFD—Enterprise Fund Distributors, Inc.

The Enterprise Group of Funds, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-800-432-4320 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) on the Funds’ website at www.axaenterprise.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lawrence S. Kash serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Kash is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2007: $23,779 and fiscal year 2006: $19,500

(b)	Audit-Related Fees for fiscal year 2007: $2,322 and fiscal year 2006: $0

(c)	Tax Fees for fiscal year 2007: $6,998 and fiscal year 2006: $16,900

Tax fees include amounts related to tax compliance, tax reporting and tax planning.

(d)	All Other Fees for fiscal year 2007: $0 and fiscal year 2006: $0

(e)(1)

The registrant’s audit committee has adopted policies and procedures with regard to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2007: $208,761

For fiscal year 2006: $338,050

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Enterprise Group of Funds, Inc.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
December 31, 2007

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
December 31, 2007